INCOME TAXES	12 Months Ended
Dec. 31, 2018
INCOME TAXES [Abstract]
INCOME TAXES

19.  INCOME TAXES

Year ended December 31	2018	2017
Income (loss) before income taxes - consolidated	$(716.9)	$66.4
Statutory income tax rate (%)	27.0	27.0
Expected taxes at statutory rates	$(193.6)	$17.9
Add (deduct) the tax effect of:
Permanent differences	(1.0)	9.5
Statutory and other rate differences	(19.6)	(30.5)
Rate adjustment for change in tax rates	1.3	(34.1)
Deferred income tax recovery on regulated assets	(7.3)	(7.4)
Tax differences on divestitures and transactions	(32.3)	6.9
Non-controlling interests	4.7	—
Change in valuation allowance	(22.3)	4.2
Other	6.9	—
	$(263.2)	$(33.5)
Income tax provision
Current
Canada	23.7	18.0
United States	0.7	12.5
	$24.4	$30.5
Deferred
Canada	(166.1)	(7.4)
United States	(121.5)	(56.6)
	$(287.6)	$(64.0)
Effective income tax rate (%)	36.7	(50.5)

Net deferred income tax liabilities were composed of the following:

As at	December 31, 2018	December 31, 2017
PP&E and intangible assets	$1,764.6	$726.5
Regulatory assets	(166.3)	22.8
Tax pools, deferred financing and compensation	(453.6)	(302.3)
Other	(209.9)	(59.3)
Valuation allowance	23.1	53.7
	$957.9	$441.4

The amount shown on the Consolidated Balance Sheets as deferred income tax liabilities represents the net differences between the tax basis and book carrying values on the Corporation's balance sheets at enacted tax rates.

The TCJA in the U.S. became law on December 22, 2017. The law includes significant changes to the U.S. corporate income tax system, including a federal corporate rate reduction from 35 percent to 21 percent beginning in 2018, changes to capital depreciation, limitations on the deductibility of interest expense and executive compensation, and the transition of U.S. international taxation from a worldwide tax system to a territorial tax system.

The B.C. government increased the corporate tax rate to 12 percent from 11 percent beginning in 2018.

As at December 31, 2018, the Corporation had tax-effected non-capital losses of approximately $392.1 million, which will be available to offset future taxable income. If not used, these losses will expire between 2023 and 2038.

Uncertain Tax Positions

The Corporation recognizes the benefit of an uncertain tax position only when it is more likely than not that such a position will be sustained by the taxing authorities based on the technical merits of the position. The current and deferred tax impact is equal to the largest amount, considering possible settlement outcomes, that has greater than 50 percent likelihood of being realized upon settlement with the taxing authorities.

On an annual basis, the Corporation and its subsidiaries file tax returns in Canada and various foreign jurisdictions. In Canada, AltaGas' federal and provincial tax returns for the years 2012 to 2017 remain subject to examination by taxation authorities. In the United States, both the federal and state tax returns filed for the years 2012 to 2017 remain subject to examination by the taxation authorities.

Management determined that the following provision was required for uncertainty on income taxes during the year:

Year ended December 31	2018	2017
Balance, beginning of year	$5.9	$2.2
Net changes during the year	(3.7)	3.7
Balance, end of year	$2.2	$5.9